UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2020, The GEO Group, Inc. (“GEO” or the “Company”) received formal notice from J. David Donahue, GEO’s Senior Vice President, President, GEO Secure Services, of his intention to retire effective April 10, 2020. Mr. Donahue has served as GEO’s Senior Vice President, President, GEO Secure Services since January 2016. He joined GEO as the Eastern Region Vice President in 2009 after a distinguished career in corrections with the States of Indiana and Kentucky as well as the Federal Bureau of Prisons. GEO thanks Mr. Donahue for his years of dedicated service.

Mr. Donahue will receive a monthly retirement payment with an approximate aggregate net present value of $500,000 pursuant to his participation in the Senior Officer Retirement Plan. GEO and Mr. Donahue intend to enter into a consulting agreement pursuant to which Mr. Donahue will serve as a consultant to GEO for a two-year period.

Mr. Blake Davis will succeed Mr. Donahue as Senior Vice President, President, GEO Secure Services effective April 10, 2020. Mr. Davis is currently the Eastern Regional Vice President, GEO Secure Services. Mr. Davis will be working with Mr. Donahue until April 10, 2020 to ensure a smooth transition. Mr. Davis joined GEO in October of 2013 after completing a 25-year career with the Federal Bureau of Prisons. After serving as Vice President of Operations at GEO’s corporate office for approximately two years, he was promoted to GEO’s Eastern Regional Vice President in February of 2016. He holds a Bachelor’s degree in Criminal Justice and Psychology from Gustavus Adolphus College in St. Peter, Minnesota.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

February 20, 2020	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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